Exhibit 10.2(i)

AMENDMENT NO. 9
TO
AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

THIS AMENDMENT NO. 9 TO THE AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT is effective as of March      , 2004 and is entered into by and among Nextel Partners, Inc., a Delaware corporation (the “Company”), and the shareholders listed on the signature pages hereto (collectively, the “Signatories”).

WHEREAS, the parties hereto are parties to that certain Shareholders’ Agreement, dated as of January 29, 1999, as amended and restated on February 18, 2000, by and among the Company and the other parties specified therein, as further amended by Amendment No. 1 thereto effective as of February 22, 2000, by and among the Company and the other parties specified in such Amendment No. 1, as further amended by Amendment No. 2 thereto effective as of March 20, 2001, by and among the Company and the other parties specified in such Amendment No. 2, as further amended by Amendment No. 3 thereto effective as of April 18, 2001, by and among the Company and the other parties specified in such Amendment No. 3,  as further amended by Amendment No. 4 thereto effective as of July 25, 2001 , by and among the Company and the other parties specified in such Amendment No. 4, as further amended by Amendment No. 5 thereto effective as of June 13, 2002, by and among the Company and the other parties specified in such Amendment No. 5, as further amended by Amendment No. 6 thereto effective July 24, 2002 by and among the Company and the other parties specified in such Amendment No. 6, as further amended by Amendment No. 7 thereto effective October 18, 2002 by and among the Company and the other parties specified in such Amendment No. 7; and as further amended by Amendment No. 8 thereto effective May 12, 2003 by and among the Company and the other parties specified in such Amendment No. 8 (collectively, the “Shareholders’ Agreement”);

WHEREAS, the parties have determined to amend the Shareholders’ Agreement in accordance with Section 8.04 thereof, as provided herein;

NOW, THEREFORE, each of the parties hereto agrees to amend the Shareholders’ Agreement as follows:

1.                                      Section 2.07.  Existing Section 2.07 of the Shareholders’ Agreement is hereby deleted and replaced in its entirety with the following new Section 2.07:

“Section 2.07.  Actions Requiring Shareholder Approval.  In addition to any approvals required under Sections 2.06(a) and 2.06(b) and any approvals required under applicable law, (x) any merger or consolidation of the Company with or into any Person, other than a wholly-owned Subsidiary, or of any other Subsidiary with or into any Person other than the Company or any other wholly-owned Subsidiary, or (y) any sale of any Subsidiary or any significant operations of the Company or any Subsidiary or any acquisition or disposition of assets, business, operations or securities by the Company or any Subsidiary (in a single transaction or a series of related transactions) having a value in each case in this clause (y) in excess of $25,000,000, will require the affirmative approval of at least 50% of the Voting Stock held by the Non-Nextel Shareholders; and (z) any amendment to the Company’s Bylaws that has been proposed and approved by the Company’s Board of Directors (other than those amendments specifically set forth below and any amendments that are approved by the stockholders of the Company) shall require the affirmative approval of at least 50% of the Voting Stock held by the Shareholders.  The parties agree that the following amendments to the Bylaws shall not require further approval under this Section 2.07:

•                  granting the Company the authority to communicate with stockholders electronically and to hold stockholder meetings by means of remote communication;

•                  fixing the number of directors at seven, unless modified by approval of a supermajority of the directors then in office;

•                  providing that only the Company’s chief executive officer or a majority of the board of directors may call or propose matters to be discussed at a special meeting of stockholders;

•                  requiring stockholders to provide 90 days advance notice and to comply with certain other procedural requirements when bringing matters before the annual stockholders’ meeting;

•                  granting the board of directors broad authority to designate officers and their powers and duties, and eliminating the specific powers and duties for each officer previously enumerated in the Bylaws; and

•                  adopting procedures applicable to all stockholder meetings, including granting the meeting’s presiding officer the authority to govern and/or adjourn the meeting.

2.                                      Definitions.

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Shareholders’ Agreement.

SIGNATURE PAGES FOLLOW

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 9 to Amended and Restated Shareholders’ Agreement to be duly executed by their respective authorized officers.

NEXTEL PARTNERS, INC., a Delaware corporation

By:	/s/ JOHN CHAPPLE
Name: John Chapple

Title: President, CEO and Chairman

Date:

NEXTEL WIP CORP., a Delaware corporation

By:	/s/ PAUL N. SALEH
Name: Paul N. Saleh
Title: Executive Vice President and Chief Financial Officer
Date:

DLJ MERCHANT BANKING PARTNERS II, L.P., a Delaware Limited Partnership

By:
Name:
Title:
Date:

DLJ MERCHANT BANKING PARTNERS II-A, L.P., a Delaware Limited Partnership

By:	DLJ Merchant Banking II, Inc., as managing general partner

By:
Name:
Title:
Date:

DLJ OFFSHORE PARTNERS II, C.V.,a Netherlands Antilles Limited Partnership

By:	DLJ Merchant Banking II, Inc., as advisory general partner

By:
Name:
Title:
Date:

DLJ DIVERSIFIED PARTNERS, L.P., a Delaware Limited Partnership

By:	DLJ Diversified Partners, Inc., as managing general partner

By:
Name:
Title:
Date:

DLJ DIVERSIFIED PARTNERS-A, L.P., a Delaware Limited Partnership

By:	DLJ Diversified Partners, Inc. as managing general partner

By:
Name:
Title:
Date:

DLJ MILLENNIUM PARTNERS, L.P., a Delaware Limited Partnership

By:	DLJ Merchant Banking II, Inc. as managing general partner

By:
Name:
Title:
Date:

DLJ MILLENNIUM PARTNERS-A, L.P.

By:	DLJ Merchant Banking II, Inc. as managing general partner

By:
Name:
Title:
Date:

DLJMB FUNDING II, INC., a Delaware corporation

By:
Name:
Title:
Date:

DLJ FIRST ESC, L.P.

By:	DLJ LBO Plans Management Corporation, as manager

By:
Name:
Title:
Date:

DLJ EAB PARTNERS, L.P.

By:	DLJ LBO Plans Management Corporation, as managing general partner

By:
Name:
Title:
Date:

DLJ ESC II, L.P.

By:	DLJ LBO Plans Management Corporation, as manager

By:
Name:
Title:
Date:

UK INVESTMENT PLAN 1997 PARTNERS, a Delaware Limited Partnership

By:	UK Investment Plan 1997 Partners, Inc., as general partner

By:
Name:
Title:
Date:

MADISON DEARBORN CAPITAL PARTNERS II, L.P.

By:	Madison Dearborn Partners II, L.P., its General Partner

By:	Madison Dearborn Partners Inc., its General Partner

By:	/s/ JAMES N. PERRY, Jr.
Name: James N. Perry, Jr.
Title: Managing Director
Date:

EAGLE RIVER INVESTMENTS, L.L.C. a Washington limited liability company

By:	/s/ BRIAN MARCINEK
Name: Brian Marcinek
Title:
Date:

MOTOROLA, INC., a Delaware corporation

By:
Name:
Title:
Date:

/s/ JOHN CHAPPLE
JOHN CHAPPLE

/s/ PERRY SATTERLEE
PERRY SATTERLEE

/s/ MARK FANNING
MARK FANNING

/s/ JOHN THOMPSON
JOHN THOMPSON

/s/ DAVID AAS
DAVID AAS

ESTATE OF DAVID THALER

JDT-JRT, L.L.C.

By:	/s/ JOHN THOMPSON
Name: John D. Thompson
Title: Manager
Date:

JRC COHO, L.L.C.

By:	/s/ JOHN H. CHAPPLE
Name: John H. Chapple
Title: Manager
Date:

PSS-MSS, LP

By:	/s/ PERRY SATTERLEE
Perry Satterlee, General partner